UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

(Amendment No. 1)

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

JUPITER ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JUPITER ACQUISITION CORPORATION
11450 Se Dixie Hwy, Suite 105
Hobe Sound, Fl 33455

NOTICE OF SPECIAL MEETING IN LIEU OF THE
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 18, 2023

To the Stockholders of Jupiter Acquisition Corporation:

You are cordially invited to attend the special meeting in lieu of the 2023 annual meeting of stockholders (the “special meeting”) of Jupiter Acquisition Corporation (“Company,” “we,” “us” or “our”) to be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/jupiteracquisitioncorp/2023.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

The accompanying proxy statement is dated March 24, 2023 and is first being mailed to stockholders on or about that date. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from August 17, 2023 (the “Original Termination Date”) to December 17, 2023 or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of August 12, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•        Proposal No. 3 — The Director Election Proposal — a proposal to re-elect John D. White, Jr. to the Board to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified (the “Director Election Proposal”);

•        Proposal No. 4 — The Auditor Ratification Proposal — a proposal to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•        Proposal No. 5 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and our charter provide that we have until the Original Termination Date to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights with respect to all or a portion of your public shares, you must tender all or such portion of your shares to our transfer agent at least two business days prior to the special meeting in accordance with the procedures and deadlines described in the accompanying proxy statement. You may tender your shares by either delivering your stock certificate(s) representing such shares to our transfer agent or by delivering such shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.10 at the time of the special meeting, based on the approximate amount of $159.6 million held in the trust account as of December 31, 2022 (less approximately $360,000 of interest earned on the funds held in the trust account that was subsequently withdrawn to pay our taxes payable). The closing price of our Class A common stock on the Nasdaq Capital Market on March 23, 2023 was $10.07. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 more for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of our public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. We confirm that if the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. See the section of the accompanying proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including Jupiter Founders LLC (our “sponsor”), certain of the underwriters of the IPO and certain of such underwriters’ employees, and certain of our officers and directors (together with their permitted transferees, our “initial stockholders”), collectively beneficially own an aggregate of 3,940,462 shares (including any shares of Class A common stock that may be issued upon conversion, “founder shares”) of Class B common stock, par value $0.0001 per share (“Class B common stock”, and together with our Class A common stock, “common stock”), and an aggregate of 595,237 shares (“private shares”) of Class A common stock underlying private placement units, representing approximately 22.3% of our issued and outstanding shares of common stock. The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the director named in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

The Board has fixed the close of business on March 14, 2023 as the date for determining the stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of shares of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Dated: March 24, 2023	By Order of the Board of Directors,
/s/ James N. Hauslein
James N. Hauslein
Chairman, Chief Executive Officer and Chief Financial Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote online at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal. Failure to vote in person (by virtual attendance) or by proxy at the special meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals, will have no effect on the outcome of the vote on the Director Election Proposal but will have the same effect as voting “AGAINST” the Auditor Ratification Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of the 2023 Annual Meeting of Stockholders to be held on April 18, 2023: This notice of special meeting, the accompanying proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://www.cstproxy.com/jupiteracquisitioncorp/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON APRIL 14, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

JUPITER ACQUISITION CORPORATION
11450 Se Dixie Hwy, Suite 105
Hobe Sound, Fl 33455

SPECIAL MEETING IN LIEU OF THE
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 18, 2023

PROXY STATEMENT

The special meeting in lieu of the 2023 annual meeting of stockholders (the “special meeting”) of Jupiter Acquisition Corporation (“Company,” “we,” “us” or “our”) will be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting.

The special meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/jupiteracquisitioncorp/2023.

Even if you are planning on attending the special meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the special meeting. Instructions on voting your shares are on the proxy materials you received for the special meeting. Even if you plan to attend the special meeting online, it is strongly recommended you complete and return your proxy card before the special meeting date, to ensure that your shares will be represented at the special meeting if you are unable to attend.

This proxy statement is dated March 24, 2023 and is first being mailed to stockholders on or about that date. The sole purpose of the special meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our amended and restated certificate of incorporation (our “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we must consummate an initial business combination (the “Extension”) from August 17, 2023 (the “Original Termination Date”) to December 17, 2023 or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•        Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated as of August 12, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to this proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•        Proposal No. 3 — The Director Election Proposal — a proposal to re-elect John D. White, Jr. to the Board to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified (the “Director Election Proposal”);

•        Proposal No. 4 — The Auditor Ratification Proposal — a proposal to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

•        Proposal No. 5 — The Adjournment Proposal — a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. The final prospectus for our initial public offering (the “IPO”, and such prospectus, the “IPO Prospectus”) and our charter provide that we have until the Original Termination Date to complete an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing such proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $159.6 million that was in the trust account as of December 31, 2022 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of our public shares on or after January 1, 2023, including in connection with the Extension, may be subject to such excise tax. We confirm that if the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. See the section of this proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, including Jupiter Founders LLC (our “sponsor”), certain of the underwriters of the IPO and certain of such underwriters’ employees, and certain of our officers and directors (together with their permitted transferees, our “initial stockholders”), collectively beneficially own an aggregate of 3,940,462 shares (including any shares of Class A common stock that may be issued upon conversion, “founder shares”) of Class B common stock, par value $0.0001 per share (“Class B common stock”, and together with our Class A common stock, “common stock”), and an aggregate of 595,237 shares (“private shares”) of Class A common stock underlying private placement units, representing approximately 22.3% of our issued and outstanding shares of common stock. The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 based on the approximate amount of $159.6 million held in the trust account as of December 31, 2022 (less approximately $360,000 of interest earned on the funds held in the trust account that was subsequently withdrawn to pay our taxes payable). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to the public stockholders upon the redemption of the public shares in the event we do not complete an initial business combination within the required time period may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the director named in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete an initial business combination on or before the Extended Date. Public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain their redemption rights and their ability to vote on an initial business combination (provided that they are stockholders on the record date for a meeting to consider such business combination) through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented.

The record date for the special meeting is March 14, 2023. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal. On the record date there were 20,297,549 shares of our common stock issued and outstanding, consisting of 16,357,087 shares of Class A common stock and 3,940,462 shares of Class B common stock. Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

i

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the Charter Amendment and the Trust Amendment set forth as annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting to be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated on June 17, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, which we refer to as an initial business combination. On August 17, 2021, we consummated the IPO of 15,000,000 units, and on August 25, 2021, we consummated the sale of 761,850 additional units as a result of the underwriters’ partial exercise of their over-allotment option. A total of $157,618,500 of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement units was placed in the trust account. Like most blank check companies, our charter provides for the return of the proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before a certain date (in our case, the Original Termination Date). The Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting proposals to amend our charter and the Trust Agreement to the stockholders to vote upon. In addition, we are proposing the re-election of Mr. White to the Board, the ratification of the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What is included in these materials?

A. These materials include:

•   this proxy statement for the special meeting;

•   a proxy card; and

•   our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 10, 2023 (our “2022 Form 10-K”).

Q. What is being voted on?

A. You are being asked to vote on:

•   a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Original Termination Date to the Extended Date;

•   a proposal to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment;

•   a proposal to re-elect Mr. White to the Board to serve until the third annual meeting of stockholders following the special meeting or until his successor is elected and qualified;

•   a proposal to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•   a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension is implemented, our stockholders’ approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use in connection with consummating an initial business combination on or before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $159.6 million that was in the trust account as of December 31, 2022 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Why are we proposing the Charter Amendment Proposal and the Trust Amendment Proposal?

A. Our charter provides for the return of the proceeds held in trust to the public stockholders if no qualifying business combination is consummated on or before the Original Termination Date. Accordingly, the Trust Agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in our charter. As we explain below, we believe we may not be able to complete an initial business combination by that date.

While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate such an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

Because we believe we may not be able to complete an initial business combination within the permitted time period under our charter, we have determined to seek stockholder approval to extend the date by which we must consummate an initial business combination.

We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our stockholders an opportunity to consider an initial business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend our corporate existence.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Proposal?

A. The Board believes our stockholders should have an opportunity to evaluate a potential initial business combination with one or more of our prospective targets. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date and to allow for the Election.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Original Termination Date, and to effect any amendment to the Trust Agreement. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

Q. How do insiders intend to vote their shares?

A. All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

Our initial stockholders, officers, directors and their affiliates collectively beneficially own an aggregate of 3,940,462 founder shares and 595,237 private shares, representing approximately 22.3% of our issued and outstanding shares of common stock. The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the director named in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 10,148,775 shares of our common stock would be required to achieve a quorum.

If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals, will have no effect on the outcome of the vote on the Director Election Proposal but will have the same effect as voting against the Auditor Ratification Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal or the Trust Amendment Proposal?

A. If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to consummate an initial business combination?

A. Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public stockholders, including those who vote for the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension is implemented, should receive the funds soon after the completion of the Charter Amendment and Trust Amendment. Those public stockholders who do not make the Election to redeem all of their public shares in connection with the Extension will retain redemption rights with respect to an initial business combination we may propose, or, if we do not consummate an initial business combination by the Extended Date, such holders will be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A. We will continue our efforts to execute a definitive agreement for an initial business combination with one or more of our prospective targets.

If we execute such an agreement, we will seek to complete the potential initial business combination, which will involve:

•   completing proxy materials;

•   establishing a meeting date and record date for considering such potential initial business combination and distributing proxy materials to stockholders;

•   holding a special meeting to consider such potential initial business combination; and

•   if approved, consummating such potential initial business combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we believe we may not be able to complete all of the above listed tasks prior to the Original Termination Date.

Upon approval of the Charter Amendment Proposal and the Trust Amendment Proposal by holders of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting, if the Board determines to implement the Extension, we will (i) file the Charter Amendment with the Secretary of State of the State of Delaware and (ii) enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce our net asset value and the amount remaining in the trust account and increase the percentage interest of our common stock held by our initial stockholders, directors, officers and their affiliates through their beneficial ownership of the founder shares and the private shares. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Q. Would I still be able to exercise my redemption rights if I vote against a potential initial business combination?

A. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to vote on an initial business combination when it is submitted to stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination). If you disagree with such business combination, you will retain your right to redeem your public shares upon consummation of such business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in our charter.

Q. How do I attend the special meeting?

A. The special meeting is to be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting. If you are a stockholder of record, you will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/jupiteracquisitioncorp/2023. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the special meeting date to have a control number generated. You may also attend special the meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9047862#, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person (by virtual attendance) at the special meeting. Virtual attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the director named in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 10,148,775 shares of our common stock would be required to achieve a quorum.

If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals, will have no effect on the outcome of the vote on the Director Election Proposal but will have the same effect as voting against the Auditor Ratification Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Ratification Proposal.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 10,148,775 shares of our common stock would be required to achieve a quorum.

Q. Who can vote at the special meeting?

A. Only holders of record of our common stock at the close of business on March 14, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal. On the record date, 20,297,549 shares of our common stock, consisting of 16,357,087 shares of Class A common stock and 3,940,462 shares of Class B common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person (by virtual attendance) at the special meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?

A. After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q. What interests do our initial stockholders, directors and officers have in the approval of the proposals?

A. Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and the private placement units, including the underlying private shares and private warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Q. What if I object to the Charter Amendment or the Trust Amendment? Do I have appraisal rights?

A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposals. If public stockholders do not make the Election to redeem all of their public shares in connection with the Extension, such holders will retain redemption rights in connection with an initial business combination. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if we implement the Extension and do not complete an initial business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or any of the other proposals under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will continue to attempt to complete an initial business combination by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of an initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?

A. We urge you to read carefully and consider the information contained in this proxy statement, including the Charter Amendment and the Trust Amendment set forth as annexes to this proxy statement, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of our common stock, you may vote in person (by virtual attendance) at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting online. However, since you are not the stockholder of record, you may not vote your shares in person (by virtual attendance) at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?

A. Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension. If the Extension is implemented, we anticipate that such stockholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m. Eastern Time on April 14, 2023 (two business days before the special meeting), you must elect either to physically tender your stock certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the stockholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What happens if less than $40 million would remain in the trust account after giving effect to redemptions in connection with the Extension?

A. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If less than $40 million would remain in the trust account after giving effect to redemptions in connection with the Extension, and the Board does not otherwise waive this condition, the Board would not implement the Extension. If the Extension is not implemented, any public shares tendered for redemption in connection with the Extension will be returned to the redeeming stockholders promptly following the determination that the Extension will not be implemented.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of our common stock.

Q. Who is paying for this proxy solicitation?

A. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the special meeting?

A. We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the special meeting.

Q. Who can help answer my questions?

A. If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
E-mail: JAQC.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        our ability to effect the Extension or consummate an initial business combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        our ability to maintain the listing of our securities on The Nasdaq Stock Market LLC (“Nasdaq”) or another national securities exchange prior to or following an initial business combination;

•        our ability to finance and consummate an initial business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including the IPO Prospectus, our 2022 Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in the IPO prospectus, our 2022 Form 10-K, any subsequent filed Quarterly Reports on Form 10-Q and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involves a number of risks. Even if such proposals are approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we expect to seek stockholder approval of an initial business combination. We are required to offer the public stockholders the opportunity to redeem their public shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, and we will be required to offer the public stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if such proposals are approved and the Extension is implemented, or if an initial business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the public stockholders to exercise redemption rights with respect to a large number of public shares if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension. The ability of the public stockholders to exercise such redemption rights with respect to a large number of public shares may adversely affect the liquidity of our securities. As a result, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elected to redeem their public shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension.

Since our initial stockholders, officers and directors will lose their entire investment in us if our initial business combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

On July 7, 2020, we issued an aggregate of 5,750,000 founder shares to our sponsor and our independent directors for an aggregate price of $25,000, or approximately $0.004 per share. On July 23, 2021, our sponsor forfeited 1,437,500 founder shares, resulting in an aggregate of 4,312,500 founder shares outstanding. Our sponsor transferred to certain of the underwriters of the IPO and certain of such underwriters’ employees an aggregate of 240,001 founder shares at the original purchase price. On August 25, 2021, in connection with the underwriters’ election to partially exercise their over-allotment option and the forfeiture of the remaining portion of such over-allotment option, an aggregate of 372,038 founder shares were forfeited to us at no cost, and 3,940,462 founder shares remain outstanding. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares after the IPO. In addition, our sponsor and certain of the underwriters of the IPO and certain of such underwriters’ employees purchased an aggregate of 595,237 private placement units at a price of $10.00 per unit for an aggregate purchase price of $5,952,370.

The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. The founder shares and the private shares will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the private warrants underlying the private placement units, which will expire worthless if we do not complete an initial business combination.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

Since our anchor investors will acquire founder shares from our sponsor upon consummation of our initial business combination, a conflict of interest may arise in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

In connection with the closing of the IPO, certain qualified institutional buyers or institutional accredited investors that are not affiliated with us, our sponsor, our directors or any member of our management team (“anchor investors”) acquired an economic interest in 100,000 founder shares (or an aggregate of 900,000 founder shares) for a nominal amount, which our sponsor will distribute to our anchor investors after the completion of an initial business combination. Accordingly, our anchor investors will share in any appreciation in the value of the founder shares above that nominal amount, provided that we successfully complete a business combination. Moreover, as our anchor investors purchased 13,365,000 units in the IPO for a purchase price of $10.00 per unit and paid approximately $0.004 per share for their interests in the founder shares, and assuming each warrant has no value and without taking into account any liquidity discount on the founder shares, our anchor investors paid an effective price of approximately $9.37 per share acquired, as compared to the $10.00 per share paid by the other public stockholders in the IPO. As a result, our anchor investors may have an incentive to vote any public shares they own in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, if our anchor investors retain a substantial portion of their interests in our public shares and vote those public shares in favor of the Charter Amendment Proposal and the Trust Amendment Proposal, we may receive sufficient votes to approve the Charter Amendment Proposal and the Trust Amendment Proposal, regardless of how any other public stockholder votes their shares, although we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Charter Amendment Proposal and the Trust Amendment Proposal.

If following the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension we are no longer in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any stockholder redemptions in connection with certain amendments to our charter, such as the Charter Amendment Proposal. If the public stockholders exercise redemption rights with respect to a large number of public shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of public shares in connection with the approval of the Charter Amendment Proposal and implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity with respect to our securities;

•        a determination that our shares of Class A common stock are “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of Class A common stock;

•        a limited amount of news and analyst coverage for our company; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock and warrants are currently listed on Nasdaq, our units, Class A common stock and warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension.

On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

On December 27, 2022, the Treasury released Notice 2023-2, which provides taxpayers with interim guidance on the excise tax that may be relied upon until the Internal Revenue Service issues proposed Treasury regulations on such matter. Notice 2023-2 includes as one of its exceptions to the excise tax a distribution in complete liquidation of a “covered corporation”, such as ours, to which Sec. 331 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies (so long as Sec. 332(a) of the Code also does not also apply). Although it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with our initial business combination or in the event we do not consummate our initial business combination by the Original Termination Date (or, if the Charter Amendment Proposal and the

Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date), we would not expect the excise tax to apply to redemptions of our public shares that occur during a taxable year in which we completely liquidate under Sec. 331 of the Code.

Pursuant to our charter, each public stockholder may seek to redeem all or a portion of such stockholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension. Any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with our initial business combination, certain amendments to our charter (including the proposed Charter Amendment Proposal) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, certain amendments to our charter (including the proposed Charter Amendment Proposal) or otherwise, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. However, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in our ability to complete our initial business combination.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination, investments and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving special purpose acquisition companies, or SPACs, and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act, provided certain criteria are satisfied. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto.

The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the trust account or liquidate our company at an earlier time than we might otherwise choose. Were we to liquidate our company, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, and it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we may receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (or in an interest-bearing demand deposit account if we implement the Extension) at a national bank until the earlier of consummation of an initial business combination or liquidation of our company. Following such liquidation of the securities held in the trust account, we may receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash may reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash (or in an interest-bearing demand deposit account if we implement the Extension) at a national bank, which may further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of our company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

Both our company and our sponsor are U.S. entities, and the manager of our sponsor is a U.S. citizen. Each of our officers and directors is a U.S. citizen, other than our President and our Executive Vice President of Strategy and M&A, who are U.K. citizens. Approximately 20% of the equity interests of our sponsor are held directly or indirectly by non-U.S. persons. If CFIUS has jurisdiction over our initial business combination, as a result of these existing relationships or otherwise, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on June 17, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses, which we refer to as an initial business combination.

On July 7, 2020, we issued an aggregate of 5,750,000 founder shares to our sponsor and our independent directors for an aggregate price of $25,000, or approximately $0.004 per share. On July 23, 2021, our sponsor forfeited 1,437,500 founder shares, resulting in an aggregate of 4,312,500 founder shares outstanding. Our sponsor transferred to certain of the underwriters of the IPO and certain of such underwriters’ employees an aggregate of 240,001 founder shares at the original purchase price. On August 25, 2021, in connection with the underwriters’ election to partially exercise their over-allotment option and the forfeiture of the remaining portion of such over-allotment option, an aggregate of 372,038 founder shares were forfeited to us at no cost, and 3,940,462 founder shares remain outstanding. The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment.

On August 17, 2021, we consummated the IPO of 15,000,000 units at $10.00 per unit, and on August 25, 2021, we consummated the sale of 761,850 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $157,618,500.

Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 580,000 private placement units to our sponsor and certain of the underwriters of the IPO and certain of such underwriters’ employees at a price of $10.00 per private placement unit, generating total gross proceeds of $5,800,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of an aggregate of 15,237 additional private placement units to such purchasers at $10.00 per additional private placement unit, generating total gross proceeds of $152,370 (collectively, the “private placements”).

Of the aggregate 15,761,850 units sold in the IPO, 13,365,000 units were purchased by our anchor investors. In connection with the closing of the IPO, our anchor investors each acquired from our sponsor an indirect economic interest in 100,000 founder shares (or an aggregate of 900,000 founder shares) at the original purchase price that our sponsor paid for the founder shares. Our sponsor has agreed to distribute such founder shares to our anchor investors after the completion of our initial business combination.

A total of $157,618,500 ($10.00 per unit) of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement units was placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee. As of December 31, 2022, we had approximately $159.6 million in the trust account (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account).

Our units began trading on August 13, 2021 on the Nasdaq Capital Market under the symbol “JAQCU.” Commencing on October 1, 2021, the Class A common stock and warrants comprising the units began separate trading on Nasdaq under the symbols “JAQC” and “JAQCW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “JAQCU.”

The mailing address of our principal executive office is Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455, and our telephone number is 212-207-8884.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting will be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the special meeting via a live webcast available at https://www.cstproxy.com/jupiteracquisitioncorp/2023. The special meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the special meeting.

To pre-register for the special meeting, please follow the below instructions as applicable to the nature of your ownership of our common stock. Pre-registration is recommended but not required to attend the special meeting and is available starting at 9:00 a.m. Eastern Time on April 11, 2023 (five business days prior to the special meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to https://www.cstproxy.com/jupiteracquisitioncorp/2023, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the special meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial stockholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial stockholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial stockholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the special meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the special meeting date.

You may also attend special the meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9047862#, but please note that you will not be able to vote or ask questions if you choose to attend the special meeting telephonically.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding shares of common stock entitled to vote at the special meeting, present in person (by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date. As of the record date for the special meeting, 10,148,775 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on March 14, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal. Our warrants do not carry voting rights.

Votes Required.    The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting is required for the re-election of the director named in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal. If you abstain, do not vote or do not instruct your broker or bank how to vote, your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal. Failure to vote, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the other proposals. Abstentions and withhold votes (as applicable), while considered present for the purposes of establishing a quorum, will not count as votes cast for the other proposals, will have no effect on the outcome of the vote on the Director Election Proposal but will have the same effect as voting against the Auditor Ratification Proposal and the Adjournment Proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the outcome of the vote on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 20,297,549 shares of our common stock issued and outstanding, consisting of 16,357,087 shares of Class A common stock and 3,940,462 shares of Class B common stock, each of which entitles its holder to cast one vote per proposal. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal.

If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal approved, you must vote against, abstain or not vote on such proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which is anticipated to be paid soon after the completion of the Charter Amendment and Trust Amendment, you must make the Election to redeem your public shares. Public stockholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (by virtual attendance) at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $30,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

We are proposing to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Original Termination Date to the Extended Date. All stockholders are encouraged to read the proposed Charter Amendment in its entirety for a more complete description of its terms.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Reasons for the Proposal

The IPO Prospectus and our charter provide that we have until the Original Termination Date to consummate an initial business combination. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the Securities and Exchange Commission announcing such proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Original Termination Date. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we will not effect the Extension, and in the event we do not complete an initial business combination on or before the Original Termination Date, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $159.6 million that was in the trust account as of December 31, 2022 (not taking into account any subsequent withdrawal for our taxes payable or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Redemption Rights

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will provide the public stockholders making the Election the opportunity to receive, soon after the completion of the Charter Amendment and Trust Amendment, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). Unless you make the Election to redeem all of your public shares in connection with the Extension, you will still be able to redeem your public shares in connection with any stockholder vote to approve an initial business combination, or if we have not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION with respect to all or a portion of your public shares in connection with the Extension, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 14, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR STOCK CERTIFICATE(S) REPRESENTING SUCH SHARES TO OUR TRANSFER AGENT OR DELIVER SUCH SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING The Depository Trust Company’s DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so. Public stockholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m. Eastern Time on April 14, 2023 (two business days before the special meeting), you must elect either to physically tender your stock certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s Election is completed once the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented. Accordingly, stockholders making the Election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting our transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to make the Election to redeem all or a portion of their public shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the stockholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or are otherwise abandoned, or if such proposals are approved and the Extension is not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and the Trust Amendment Proposal will not be approved or will be otherwise abandoned, or following the approval of such proposals, that the Extension will not be implemented. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal, if the Extension is implemented, would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. Our transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware. As of December 31, 2022, this would amount to approximately $10.10 per share, based on the approximate amount of $159.6 million held in the trust account on such date (less approximately $360,000 of interest earned on the funds held in the trust account that was subsequently withdrawn to pay our taxes payable). The closing price of our Class A common stock on the Nasdaq Capital Market on March 23, 2023 was $10.07. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.03 more for each share than if such stockholder sold its public shares in the open market. We cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights with respect to all or a portion of your public shares, you will be exchanging all or such portion of your public shares for cash and will no longer own such shares once redeemed. You will be entitled to receive cash for such shares only if you properly demand redemption and physically tender your stock certificate(s) representing such shares or electronically deliver such shares through the DWAC system to our transfer agent at least two business days prior to the special meeting in accordance with the procedures described herein. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or if such proposals are otherwise abandoned, such shares will be returned promptly following the special meeting as described above. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is not implemented, such shares will be returned promptly following the determination that the Extension will not be implemented.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 based on the approximate amount of $159.6 million held in the trust account as of December 31, 2022 (less approximately $360,000 of interest earned on the funds held in the trust account that was subsequently withdrawn to pay our taxes payable). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to the public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Charter Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 3,940,462 founder shares and 595,237 private shares, representing approximately 22.3% of our issued and outstanding shares of common stock.

Subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our initial stockholders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by our initial stockholders, officers, directors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Charter Amendment Proposal and the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial stockholders, officers, directors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination and could decrease the chances that a proposed initial business combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Interests of Our Initial Stockholders, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our initial stockholders, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, in accordance with our charter, the aggregate 3,940,462 founder shares beneficially owned by our initial stockholders, officers, directors and their affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 595,237 private placement units that were acquired in connection with the IPO by our sponsor and certain of the underwriters of the IPO and certain of such underwriters’ employees for an aggregate purchase price of $5,952,370. Such founder shares and private placement units had an aggregate market value of approximately $45,692,346 based on the closing price of our Class A common stock and units of $10.07 and $10.10, respectively, on the Nasdaq Capital Market on March 23, 2023;

•        Even if the trading price of our Class A common stock was as low as $1.52 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private warrants underlying the private placement units) would be approximately equal to the initial investment in us by our initial stockholders. As a result, if an initial business combination is completed, our initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, our initial stockholders will lose their entire investment in us;

•        Each of our anchor investors has acquired from our sponsor an indirect economic interest in 100,000 founder shares (or an aggregate of 900,000 founder shares) at the original purchase price that our sponsor paid for the founder shares. Our sponsor has agreed to distribute such founder shares to our anchor investors after the completion of our initial business combination. As a result, if an initial business combination is completed, our anchor investors may make a substantial profit on their investment in us, even at a time when the Class A common stock has lost significant value. Our anchor investors may therefore have different interests with respect to a vote on the Charter Amendment Proposal and the Trust Amendment Proposal than other public stockholders and an incentive to vote any public shares they own in favor of such proposals. However, we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Charter Amendment Proposal and the Trust Amendment Proposal;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement;

•        All rights specified in our charter relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following an initial business combination and receive compensation thereafter; and

•        Our sponsor, officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a blank check company incorporated on June 17, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. On August 17, 2021, we consummated the IPO of 15,000,000 units, and on August 25, 2021, we consummated the sale of 761,850 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one share of Class A common stock and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $157,618,500. Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 580,000 private placement units to our sponsor and certain of the underwriters of the IPO and certain of such underwriters’ employees at a price of $10.00 per private placement unit, generating total gross proceeds of $5,800,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of an aggregate of 15,237 additional private placement units to such purchasers at $10.00 per additional private placement unit, generating total gross proceeds of $152,370.

The IPO Prospectus and our charter provide that we have until the Original Termination Date to consummate an initial business combination. The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. While we are currently in discussions with respect to business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing such proposed business combination.

The affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting is required to effect an amendment to our charter that would extend our corporate existence beyond the Original Termination Date. Additionally, the IPO Prospectus and our charter require that all public stockholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by our charter. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether a potential initial business combination with one or more of our prospective targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public stockholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and the IPO Prospectus.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

We are proposing to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

The purpose of the Trust Amendment is to provide for the Extension to the Extended Date pursuant to the Charter Amendment. For the reasons discussed under “Proposal No. 1 — The Charter Amendment Proposal”, the Board currently believes that there may not be sufficient time before the Original Termination Date to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we should obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is also conditioned on at least $40 million remaining in the trust account after giving effect to redemptions in connection with the Extension, representing approximately 25% of the public shares currently outstanding, which requires that a substantial number of the public stockholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition, in its sole discretion, and proceed with the implementation of the Extension following stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, as contemplated by the IPO Prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares and the private shares if we do not complete an initial business combination by the Original Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date. Additionally, our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by the Original Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Original Termination Date or, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 3,940,462 founder shares and 595,237 private shares, representing approximately 22.3% of our issued and outstanding shares of common stock.

As described under “Proposal No. 1 — The Charter Amendment Proposal — Required Vote”, subject to applicable securities laws, our initial stockholders, officers, directors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Any of our securities purchased by our initial stockholders, officers, directors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Charter Amendment Proposal or the Trust Amendment Proposal.

Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and the private placement units, including the underlying private shares and private warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Initial Stockholders, Directors and Officers.”

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board UNANIMOUSLY recommends that you vote “FOR” the Trust Amendment Proposal.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

At the special meeting, stockholders are being asked to re-elect John D. White, Jr. to the Board to serve as the Class I director. Pursuant to our charter, until the closing of our initial business combination, only holders of shares of Class B common stock can elect, remove or replace directors. Therefore, only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal.

Pursuant to our charter, the Board is currently divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of the initial Class I director expires at our first annual meeting stockholders, the term of the initial Class II directors expires at our second annual meeting of stockholders and the term of the initial Class III directors expires at our third annual meeting of stockholders. Commencing at our first annual meeting of stockholders, and then at each following annual meeting of stockholders, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting of stockholders may also be re-elected for a further three-year period if nominated by the Board.

As the special meeting is in lieu of our 2023 annual meeting of stockholders (being our first annual meeting of stockholders since the IPO), the term of the initial Class I director, Mr. White, will expire at the special meeting. However, the Board has nominated Mr. White for re-election as the Class I director, to hold office until the third annual meeting of stockholders following the special meeting, or until his successor is elected and qualified.

Unless a holder indicates otherwise, shares of Class B common stock represented by executed proxies in the form enclosed will be voted to re-elect Mr. White unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that Mr. White will be unavailable or, if elected, will decline to serve. Any shares of Class B common stock not voted “FOR” Mr. White, whether as a result of an abstention, a direction to withhold authority or a broker non-vote, will not be counted in his favor.

For a biography of Mr. White, please see the section of this proxy statement entitled “Management.”

Required Vote

The re-election of the director named in the Director Election Proposal requires a plurality of the shares of Class B common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting. This means that the nominee who receives the highest number of “FOR” votes will be elected as director, even if such nominee does not receive a majority of the votes cast. A holder of shares of Class B common stock may vote for or withhold such holder’s vote for the nominee. Cumulative voting is not permitted in the election of directors. Only holders of shares of Class B common stock are entitled to vote on the Director Election Proposal.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of Class B common stock over which they have voting control in favor of the director named in the Director Election Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 3,940,462 founder shares, representing 100% of our issued and outstanding shares of Class B common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the election of the nominee named above.

PROPOSAL NO. 4 — THE AUDITOR RATIFICATION PROPOSAL

We are asking our stockholders to ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our audit committee is directly responsible for appointing our independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if our stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee intends to reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal years ended December 31, 2022 and 2021. Representatives of Marcum are not expected to be present at the special meeting to answer questions.

The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled $105,780 and $106,735, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting for the years ended December 31, 2022 and 2021.

Tax Fees

The aggregate fees billed by Marcum for professional services rendered for tax planning and tax advice for the years ended December 31, 2022 and 2021 totaled $10,000 and $9,270, respectively.

All Other Fees

We did not pay Marcum for other services for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed in connection with the effectiveness of our registration statement for the IPO. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Required Vote

The Auditor Ratification Proposal must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting. Abstentions will therefore have the effect of a vote against the Auditor Ratification Proposal.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Auditor Ratification Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 3,940,462 founder shares and 595,237 private shares, representing approximately 22.3% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Auditor Ratification Proposal.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting may not be able to exercise his or her ability to adjourn the special meeting to a later date in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and present in person (by virtual attendance) or by proxy at the special meeting. Abstentions will therefore have the effect of a vote against the Adjournment Proposal.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 3,940,462 founder shares and 595,237 private shares, representing approximately 22.3% of our issued and outstanding shares of common stock.

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
James N. Hauslein	63	Chairman, Chief Executive Officer and Chief Financial Officer
James N. Clark	50	Vice Chairman
Gaurav Burman	51	President and Director
Jonathan Leong	46	Executive Vice President of Strategy and M&A
Robert A. Knox	71	Director
George L. Pita	61	Director
John D. White, Jr.	64	Director

James N. Hauslein has served as our Chairman, Chief Executive Officer and Chief Financial Officer since our inception. Mr. Hauslein has served as the President and Managing Director of Hauslein & Company, Inc., a private investment firm, since 1991. In February 2015, Mr. Hauslein led the recapitalization/acquisition of Big Time Products LLC (“Big Time”), a leading supplier of workplace hand protection and related products into consumer DYI/Pro retail stores, with Big Time’s co-founders and three institutional investors. Mr. Hauslein served as Big Time’s Executive Chairman from February 2015 to September 2018 and Chief Executive Officer from November 2017 to September 2018. Under Mr. Hauslein’s leadership, Big Time completed its first add-on acquisition in August 2015 and its second add-on acquisition in May 2016. In October 2018, Big Time was sold to the Hillman Group (a portfolio company of CCMP). In 1991, Mr. Hauslein led the buyout of Sunglass Hut International, Inc. (formerly NASDAQ: RAYS) (“Sunglass Hut”). Mr. Hauslein served as Chairman of Sunglass Hut from 1991 to 2001 and served as Chief Executive Officer from May 1997 to January 1998 and January 2001 to April 2001. During Mr. Hauslein’s involvement with Sunglass Hut, the company increased its revenue through organic growth and acquisitions from approximately $37 million in 1987 to approximately $680 million in fiscal 2000 prior to its sale to Luxottica Group SpA (Milan and formerly NYSE: LUX). While at Sunglass Hut, Mr. Hauslein presided over numerous add-on acquisitions in the United States and Australia as well as organic growth in North America, the Caribbean, and Europe and a joint venture in Singapore. At the time of Luxottica Group’s acquisition, Sunglass Hut operated approximately 2,000 company-owned Sunglass Hut, Watch Station, Watch World, and combination stores in the United States, Canada, the Caribbean, Europe, Asia, Australia and New Zealand. Mr. Hauslein was the primary sponsor and Chief Executive Officer of Atlas Acquisition Holdings Corp., a $200 million SPAC that completed its initial public offering in 2008. Mr. Hauslein has also served on the board of directors of Freedom Acquisition Holdings (formerly AMEX: FRH), a $528 million general purpose blank check company that initially completed a business combination with GLG Partners, Inc. (formerly NYSE: GLG) (“GLG Partners”) in a transaction valued at approximately $3.4 billion, GLG Partners, a $25 billion in asset alternative asset manager sold to the Mann Group in October 2010, Liberty Acquisition Holdings Corp. (formerly NYSE AMEX: LIA), a $1 billion SPAC that merged with Grupo Prisa in an $8 billion merger completed in November 2010, Elephant Capital LLC, a publicly traded private equity investment firm headquartered in Delhi, India, and Easterly Acquisition Corporation, a $200 million SPAC. From January 2021 to July 2022, Mr. Hauslein served as a director of Brookline Capital Acquisition Corp., a $57.5 million SPAC focused on the life sciences industry that competed its initial public offering in February 2021 and its business combination with Apexigen, Inc. in July 2022. Mr. Hauslein is currently a member of the board of directors of the Aircraft Owners & Pilots Association and the American Swiss Foundation, and was formerly a Trustee of the Pine School and a director of The Jamestown Foundation. Mr. Hauslein received a Master of Business Administration from Cornell University’s Johnson Graduate School of Management in 1984 and a Bachelor of Science in Chemical Engineering from Cornell University in 1981. He was previously a member of each of the Advisory Council of Cornell’s Entrepreneurship and Personal Enterprise program, The Johnson Graduate School of Management, the Athletics Advisory Council and the Engineering College Advisory Council. We believe Mr. Hauslein is well qualified to serve on the Board based on his extensive leadership, business and investment experience, including prior SPAC experience and broad knowledge of private equity and mergers and acquisitions.

James N. Clarke has served as our Vice Chairman since August 2021. He has over 25 years of entrepreneurship, operating and investing experience and is the CEO of Clarke Capital, a private investment firm he founded in 2011. Mr. Clarke founded CLEARLINK in 2001, which became a pioneer in online retail as a channel partner for brands like AT&T, Comcast, DirectTV and ADT. Mr. Clarke sold CLEARLINK in 2011 to Pamlico Capital, and today it is a Sykes

(NASDAQ:SYKE) portfolio company. In 2011, Mr. Clarke was an early lead investor in PetIQ serving as Chairman of the Board until May 2016 and as Board Member and Chair of the Nomination and Governance Committee until December 31, 2020, when he completed his Board Service. Under Mr. Clarke’s leadership, PetIQ grew to revenues of $709.4 million in 2019 and the company’s market capitalization has grown to $1 billion as of February 2021. Mr. Clarke is also the Chairman of Brandless and Governor appointed Vice Chair of the Board of Trustees at Utah Valley University, Utah’s largest university. Mr. Clarke earned an AA in Business from Brigham Young University Idaho in 1996, completed the Harvard Business School Owner/President Management (OPM) program in 2007 and earned a Master of Science Degree in Major Program Management from the University of Oxford in 2012.

Gaurav Burman has served as our President and one of our directors since August 2021. He has over 25 years of private equity and operational experience, with a considerable focus on the consumer, media, healthcare and financial services industries. Mr. Burman is a fifth-generation member of the family that founded Dabur India Ltd. (“Dabur”) 130 years ago. Dabur is one of the largest branded consumer goods companies in India with approximately US$2 billion in revenue and over US$12 billion in market capitalization. The Burman family continues to own approximately 70% of Dabur. Mr. Burman sits on the Board of Dabur International Ltd., the holding company for Dabur’s international business activities, and manages Burman Family Holdings, a private investment firm, which has invested over $500 million in the last 20 years and includes joint ventures with leading Fortune 100 companies globally such as Aviva Life Insurance, Experian and Yum Brands. Mr. Burman was President of Atlas Acquisition Holdings Corp., a $200 million SPAC that completed its initial public offering in 2008, and founded Elephant Capital in 2006, a US$100 million AIM, London Stock Exchange listed fund focused on investing in growth companies in India. Mr. Burman was a member of Dresdner’s Global Private Equity Group in London and New York from 1997 to 2006 and began his career in the Business Development Group of Dabur from 1993 to 1997. Mr. Burman is a board member of DMI Finance Pvt. Ltd., Experian India, Healthcare at Home India, Burman Hospitality and M3 India, serves on the International Board of Tufts University, the Board of the Peggy Guggenheim Collection in Venice, Italy, and the Advisory Board of Sesame Street India, and is also a member of the Young Presidents Organisation. Mr. Burman received a Bachelor of Arts Degree in Economics and History from Tufts University in 1993. We believe Mr. Burman is well qualified to serve on the Board based on his extensive investment, private equity and diversified board experience, including prior SPAC experience.

Jonathan Leong has served as our Executive Vice President of Strategy and M&A since August 2021. He has 20 years of Investment Banking experience in the Consumer& Retail industries. Mr. Leong was a Managing Director and Co-Head of the Food Investment Banking Group at Nomura from 2017 to 2020. Prior to Nomura, Mr. Leong was a Managing Director in the Consumer Investment Banking Group at Jefferies LLC from 2014 to 2016, and prior to that was a Principal in the Consumer & Retail Investment Banking Group at Bank of America Merrill Lynch (and its predecessor firm, Banc of America Securities LLC) from 2001 to 2014 in New York and London. He received his Bachelor of Arts in French and Business Studies from the University of Sheffield in 2000.

Robert A. Knox has served as one of our directors since August 2021. Mr. Knox is the Senior Managing Director of Cornerstone Equity Investors, L.L.C. (“Cornerstone”), a private equity firm which he founded in 1984. The investment principals of Cornerstone have funded over 120 companies through middle market buyouts and expansion financings since 1984, including Dell Computer, Health Management Associates, Linear Technology, Micron Technology, Centurion, Team Health Corporation, Comdata and Sunglass Hut. Cornerstone manages the capital of its founding general partners and does not manage institutional investments. Prior to the formation of Cornerstone, Mr. Knox was Chairman and Chief Executive Officer of Prudential Equity Investors, Inc., the private equity subsidiary of Prudential Financial, where he designed and executed the initial Alternative Asset investment strategy at Prudential. During his investment career, Mr. Knox has served on the boards of more than 25 private and public companies, including as the lead independent director and chair of the compensation committee of Health Management Associates, Inc. (NYSE: HMA) prior to its acquisition by Community Health Systems. Mr. Knox has also been a trustee of Boston University for 20 years, serving as the Chairman of the Board of Trustees from 2008 to 2016. Mr. Knox received a Bachelor of Arts in Economics from Boston University in 1974, a Master of Business Administration from Boston University in 1975 and an Honorary Degree from Boston University in 2017. We believe Mr. Knox is well qualified to serve on the Board based on his extensive leadership and business experience, including his service on numerous corporate boards, expertise in the healthcare sector and broad experience in technology and consumer product companies.

George L. Pita has served as one of our directors since August 2021. From February 2013 until March 2023, Mr. Pita served as the Executive Vice President and Chief Financial Officer of MasTec, Inc. (NYSE: MTZ), an energy and telecommunications infrastructure construction company. During this tenure, MasTec annual revenue grew from approximately $4 billion in 2013 to approximately $9.8 billion in 2022. Mr. Pita previously served as Executive Vice President and Chief Financial Officer of Stuart Weitzman Holdings, LLC from 2007 to 2013, where he played a key management role during the $550 million sale of the company to Jones Group (formerly NYSE: JAG) in 2010. From April 2002 to June 2007, Mr. Pita served in various positions at Perry Ellis International (formerly NASDAQ: PERY), a leading apparel company, including as Executive Vice President and Chief Financial Officer from 2004 to 2007. From 1989 to 2002, Mr. Pita served in a variety of financial and operating positions, including Chief Financial Officer, at Sunglass Hut (formerly NASDAQ: RAYS), where he played a key role in the $650 million sale of the company to the Luxottica Group SpA (Milan and formerly NYSE: LUX) in 2001. Mr. Pita began his career in the audit division of Arthur Andersen, LLP, and was a certified public accountant for over 30 years. Since July 2021, Mr. Pita has served as a director and member of the audit and reserves committees of Ovintiv Inc. (NYSE: OVV), becoming audit committee chair in May 2022. He is also a member of the advisory board for the Miami Business School of Accounting and serves as a board member of various non-profit entities including Goodwill Industries of South Florida and Easter Seals of South Florida. From January 2008 through February 2010, Mr. Pita served as a special advisor to Atlas Acquisition Holdings Corp. (formerly AMEX: AXG), a $200 million SPAC that completed its initial public offering in 2008. Mr. Pita received a Bachelor of Business Administration from the University of Miami in 1983. We believe Mr. Pita is well qualified to serve on the Board based on his accounting expertise and extensive leadership and business experience, including his management positions in both public company and private equity portfolio entities.

John D. White, Jr. has served as one of our directors since August 2021. Mr. White is currently Managing Member of Founders Equity, Inc. (“Founders”), and its affiliates, a private equity firm focusing on lower middle market investments. He has over 30 years of investment and operating experience. Since 1994, Mr. White has been a partner at Founders where he has led a number of investments through its investment funds and on a direct basis. At Founders, Mr. White has led the investment activities, has served and currently serves on the boards of a number of Founders’ portfolio companies, and has led all investment activities in healthcare and information tech-enabled services. Since September 2022, Mr. White has also joined MB Global Partners, a New York-based private equity firm focused on investing in special situations and opportunistic credit markets, as Managing Principal. Mr. White received his MBA from The Wharton School in 1987, Masters in Taxation from Bentley College in 1985 and Bachelor of Science in Accounting and Finance from Babson College in 1980. We believe Mr. White is well qualified to serve on the Board based on his extensive experience leading financial transactions.

Number and Terms of Office of Officers and Directors

The Board consists of five directors and is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. White, will expire at the special meeting. The term of office of the second class of directors, consisting of Messrs. Knox and Pita, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Hauslein and Burman, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Executive Compensation

None of our officers has received any cash compensation for services rendered to us. Commencing on August 12, 2021, we are obligated to pay an affiliate of our sponsor an aggregate of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. In no event will our sponsor or any of our existing officers, directors or special advisors, or any of their respective affiliates, be paid any finder’s fee, reimbursement, consulting fee, monies in respect of any payment of a loan or other compensation by us prior to, or in connection with any services rendered for any services they render in order to effectuate, the completion of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, officers, directors or special advisors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors, special advisors or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of the Board

The Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of our audit committee, compensation committee and nominating and corporate governance committee is composed solely of independent directors.

Audit Committee

Our audit committee consists of Messrs. Pita (chair), Knox and White, each of whom is an independent director under Nasdaq’s listing standards and applicable SEC rules. Each member of the audit committee is financially literate, and the Board has determined that Mr. Pita qualifies as an “audit committee financial expert” as defined in applicable SEC rules because he meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence and (4) the performance of our internal audit function and the independent registered public accounting firm;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

Compensation Committee

Our compensation committee consists of Messrs. White (chair), Knox and Pita, each of whom is an independent director under Nasdaq’s listing standards and applicable SEC rules. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations on an annual basis to the Board with respect to (or approving, if such authority is so delegated by the Board) the compensation, if any is paid by us, and any incentive-compensation and equity-based plans that are subject to Board approval, of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, until the earlier of the consummation of our initial business combination or our liquidation and the payment to an affiliate of our sponsor an aggregate of $15,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, and in connection with potentially providing financing or other investments in connection with our initial business combination, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our sponsor, officers, directors or special advisors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Our Compensation Committee Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Knox (chair), Pita and White, each of whom is an independent director under Nasdaq’s listing standards. The nominating and corporate governance committee’s duties, which are specified in our Nominating and Corporate Governance Charter, include, but are not limited to:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating and Corporate Governance Charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

Director Nominations

Our nominating and corporate governance committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Committee Charters

We have adopted a Code of Ethics applicable to all of our officers, directors and employees (if any). We have filed a copy of our Code of Ethics, Audit Committee Charter, Compensation Committee Charter and our Nominating and Corporate Governance Charter as exhibits to our registration statement on Form S-1 (File No. 333-248411). You may review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request to us in writing at 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455 or by telephone at 212-207-8884. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Legal Proceedings

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such.

Report of the Audit Committee*

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to the Board that the audited financial statements be included in our 2022 Form 10-K.

Submitted by our audit committee:

George L. Pita
Robert A. Knox
John D. White, Jr.

____________

*        The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of March 24, 2023, by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including private warrants underlying private placement units, because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 20,297,549 shares of common stock outstanding on March 24, 2023, consisting of 16,357,087 shares of Class A common stock and 3,940,462 shares of Class B common stock.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Jupiter Founders LLC(3)	432,575	2.6%	3,678,841	93.4%	20.3%
James N. Hauslein(3)	432,575	2.6%	3,678,841	93.4%	20.3%
James N. Clarke	—	—	—	—	—
Gaurav Burman	—	—	—	—	—
Jonathan Leong	—	—	—	—	—
Robert A. Knox	—	—	21,016	*	*
George L. Pita	—	—	21,016	*	*
John D. White, Jr.	—	—	21,016	*	*
All directors and executive officers as a group (seven individuals)	432,575	2.6%	3,741,889	95.0%	20.6%
Radcliffe Capital Management, L.P.(4)	1,398,700	8.6%	—	—	6.9%
Atalaya Capital Management LP(5)	1,206,860	7.4%	—	—	5.9%
Polar Asset Management Partners Inc.(6)	1,185,000	7.2%	—	—	5.8%
D. E. Shaw Valence Portfolios, L.L.C.(7)	1,135,000	6.9%	—	—	5.6%
Wealthspring Capital LLC(8)	1,121,536	6.9%	—	—	5.5%
Fir Tree Capital Management LP(9)	1,016,276	6.2%	—	—	5.0%
Centiva Capital, LP(10)	984,704	6.0%	—	—	4.9%
CaaS Capital Management LP(11)	942,550	5.8%	—	—	4.6%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the persons and entities is 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455.

(2)      Interests shown include founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)      Represents shares held by our sponsor directly and indirectly through its subsidiary, Jupiter Founders Subsidiary LLC (the “Sponsor Subsidiary”), as managing member of the Sponsor Subsidiary. Mr. Hauslein is the manager of our sponsor, and as such, has voting and investment discretion with respect the securities beneficially owned by our sponsor and may be deemed to beneficially own all of the reported shares. Mr. Hauslein disclaims beneficial ownership of any securities held by our sponsor or the Sponsor Subsidiary except to the extent of his pecuniary interest therein. Our sponsor also disclaims beneficial ownership of the securities held by the Sponsor Subsidiary except to the extent of its pecuniary interest therein.

(4)      According to a Schedule 13G/A filed with the SEC on February 14, 2022, on behalf of Radcliffe Capital Management, L.P. (“RCM”), RGC Management Company, LLC (“RGC”), Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. (“RSMF”) and Radcliffe SPAC GP, LLC (“RSG”). RCM is the relevant entity for which RGC, Mr. Katznelson and Mr. Hinkel may be considered control persons. RSMF is the relevant entity for which RSG, Mr. Katznelson and Mr. Hinkel may be considered control persons. The business address of this stockholder is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(5)      According to a Schedule 13G/A filed with the SEC on December 14, 2021, on behalf of Atalaya Special Purpose Investment Fund II LP (“ASPIF II”); ACM ASOF VII (Cayman) Holdco LP (“ASOF”); ACM Alameda Special Purpose Investment Fund II LP (“Alameda”); ACM Alamosa (Cayman) Holdco LP (“Alamosa”); Atalaya Capital Management LP (“ACM”); Corbin ERISA Opportunity Fund, Ltd. (“CEOF”); Corbin Capital Partners GP, LLC (“Corbin GP”); Corbin Capital Partners Group, LLC; and Corbin Capital Partners, L.P. (“CCP”). The shares are directly held by ASPIF II, ASOF, Alameda, Alamosa and CEOF (the “Direct Holders”). As ASPIF II, ASOF, Alameda and Alamosa’s investment manager, ACM has the power to vote and direct the disposition of all shares held by ASPIF II, ASOF, Alameda and Alamosa. As CEOF’s investment manager, CCP has the power to vote and direct the disposition of all shares held by CEOF. CEOF, Corbin GP and CCP disclaim beneficial ownership over the shares held directly by ASPIF II, ASOF, Alameda and Alamosa. ASPIF II, ASOF, Alameda, Alamosa and ACM disclaim beneficial ownership over the shares held directly by CEOF. The business address of this stockholder is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.

(6)      According to a Schedule 13G filed with the SEC on February 9, 2022, on behalf of Polar Asset Management Partners Inc. (“Polar”). Polar serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the reported shares directly held by PMSMF. The business address of this stockholder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)      According to a Schedule 13G/A filed with the SEC on February 14, 2023, on behalf of D. E. Shaw Valence Portfolios, L.L.C., D. E. Shaw & Co., L.L.C., D. E. Shaw & Co., L.P. and David E. Shaw. The reported shares are held directly by D. E. Shaw Valence Portfolios, L.L.C. By virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw& Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of Mr. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the reported shares and, therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. Mr. Shaw disclaims beneficial ownership of such shares. The business address of this stockholder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

(8)      According to a Schedule 13G filed with the SEC on February 1, 2023, on behalf of Wealthspring Capital LLC (“Wealthspring”), Matthew Simpson and David Gallers. Each of Messrs. Simpson and Gallers is a manager of Wealthspring. The Schedule 13G provides that such filing shall not be construed as an admission that any of such reporting persons is the beneficial owner of any of the reported shares other than those shares actually owned by such person (if any). The business address of this stockholder is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(9)      According to a Schedule 13G/A filed with the SEC on February 14, 2023, on behalf of Fir Tree Capital Management LP. The business address of this stockholder is 500 5th Avenue, 9th Floor, New York, New York 10110.

(10)    According to a Schedule 13G/A filed with the SEC on February 6, 2023, on behalf of Centiva Capital, LP (“Centiva LP”), the investment manager of certain affiliated funds (the “Centiva Capital Funds”), and Centiva Capital GP, LLC, the general partner of Centiva LP and the Centiva Capital Funds, with respect to the reported shares held by the Centiva Capital Funds. The Schedule 13G provides that such filing should not be construed as an admission that any of such reporting persons is, for purposes of Section 13 of the Exchange Act, the beneficial owner of such reported shares. The business address of this stockholder is 55 Hudson Yards, Suite 22A, New York, NY 10001.

(11)    According to a Schedule 13G filed with the SEC on February 9, 2023, on behalf of CaaS Capital Management LP (“CaaS LP”), CaaS Capital Management GP LLC (“CaaS GP”) and Siufu Fu. CaaS GP, as the general partner of CaaS LP, and Siufu Fu, as the Managing Member of CaaS GP, may each be deemed to have beneficially owned the reported shares beneficially owned by CaaS LP. The business address of this stockholder is 800 Third Avenue, 26th Floor, New York, NY 10022.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On July 7, 2020, we issued an aggregate of 5,750,000 founder shares to our sponsor and our independent directors for an aggregate price of $25,000, or approximately $0.004 per share. On July 23, 2021, our sponsor forfeited 1,437,500 founder shares, resulting in an aggregate of 4,312,500 founder shares outstanding. Our sponsor transferred to certain of the underwriters of the IPO and certain of such underwriters’ employees an aggregate of 240,001 founder shares at the original purchase price. On August 25, 2021, in connection with the underwriters’ election to partially exercise their over-allotment option and the forfeiture of the remaining portion of such over-allotment option, an aggregate of 372,038 founder shares were forfeited to us at no cost, and 3,940,462 founder shares remain outstanding. The founder shares will automatically convert into shares of Class A common stock at the time of our initial business combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. Our initial stockholders have indicated an intent to convert at least 3,100,000 founder shares from shares of Class B common stock to shares of Class A common stock upon the implementation of the Extension.

Subject to certain limited exceptions, our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of our Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Simultaneously with the consummation of the IPO, we consummated the private placement of an aggregate of 580,000 private placement units to our sponsor and certain of the underwriters of the IPO and certain of such underwriters’ employees at a price of $10.00 per private placement unit, generating total gross proceeds of $5,800,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of an aggregate of 15,237 additional private placement units to such purchasers at $10.00 per additional private placement unit, generating total gross proceeds of $152,370. The private placement units are identical to the units sold in the IPO, except that if held by the initial purchasers or any of their permitted transferees, the underlying private warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption, except as described in the IPO Prospectus, and (iii) with respect to private placement units held by the underwriters or their employees, will not be exercisable more than five years from the commencement of sales of the IPO in accordance with FINRA Rule 5110(g)(8)(A). If the private placement units are held by holders other than the initial purchasers or their permitted transferees, then the private warrants included in the private placement units will be redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the warrants included in the units. In addition, the private placement units (and the securities underlying the private placement units) will be subject to transfer restrictions until 30 days after the completion of our initial business combination, subject to certain limited exceptions.

Nomura Securities International, Inc. (“Nomura”), an underwriter of the IPO, has indicated its intent, if so requested by us, to use its commercially reasonable efforts to underwrite, arrange and/or syndicate up to $400 million of additional financing for us in the form of equity or debt (or a combination thereof) in connection with our initial business combination, subject to market conditions and on terms and conditions satisfactory in all respects to Nomura in its sole judgment and determination. The additional financing arrangement is not anticipated to have any impact on the redemption price of the Class A common stock, the conversion ratio of Class B common stock to Class A common stock or the exercise of the warrants.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Commencing on August 12, 2021, we are obligated to pay an affiliate of our sponsor an aggregate of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers, directors or special advisors, or any of their respective affiliates, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors, special advisors or our or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor loaned us an aggregate of $132,802 in connection with the expenses of the IPO, pursuant to the terms of a promissory note. We fully repaid the loans from our sponsor on August 17, 2021.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per warrant at the option of the lender. The units would be identical to the private placement units. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The holders of the founder shares, private placement units (and underlying private shares and private warrants) and units that may be issued upon conversion of working capital loans and the shares and warrants included therein (and any shares of Class A common stock issuable upon the exercise of the private warrants and warrants included in the units that may be issued upon conversion of working capital loans and upon conversion of the founder shares) are entitled to registration rights pursuant to a registration rights agreement entered into on August 12, 2021, requiring us to register such securities for resale (in the case of the founder shares, only after conversion to our Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters of the IPO may not exercise their demand and “piggy-back” registration rights after August 12, 2026 and August 12, 2028, respectively, and may not exercise their demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the Board (or the appropriate committee of the Board) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee, pursuant to our Audit Committee Charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from independent investment banking firm that is a member of FINRA or from an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers, directors or special advisors, or any of their respective affiliates, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is), other than the following payments, none of which have been or will be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination:

•        repayment of $132,802 in loans made to us by our sponsor to cover offering-related and organizational expenses;

•        payment to an affiliate of our sponsor an aggregate of $15,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support;

•        reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors, special advisors or our or their affiliates.

Director Independence

Nasdaq listing standards require that a majority of the Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Messrs. Knox, Pita and White are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and we consummate an initial business combination in which we remain a separate public company, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, notice of a director nomination or proposal must be delivered to our corporate secretary at our principal executive offices not later the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements as may be set forth in our bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by the Original Termination Date, there will be no annual meeting of stockholders in 2024.

Stockholder and Interested Party Communications

Stockholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, e-mail: JAQC.info@investor.morrowsodali.com; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed Jupiter Acquisition Corporation, 11450 SE Dixie Hwy, Suite 105, Hobe Sound, FL 33455.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 11, 2023 (seven days prior to the special meeting).

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
Jupiter Acquisition Corporation

          , 2023

Jupiter Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “Jupiter Acquisition Corporation”. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 17, 2020. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 10, 2020 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the holders of at least sixty-five percent (65%) of the outstanding shares of the common stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by December 17, 2023 or such earlier date as determined by the Board (the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d)    In the event that the Corporation has not completed an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided

Annex A-1

by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

6.      The text of Section 9.7 is hereby amended and restated to read in full as follows:

Section 9.7     Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Annex A-2

IN WITNESS WHEREOF, Jupiter Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Jupiter Acquisition Corporation
By:
Name:
Title:

Annex A-3

ANNEX B

PROPOSED AMENDMENT TO
INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of            , 2023, by and between Jupiter Acquisition Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of August 12, 2021 (the “Trust Agreement”), by and between the parties hereto. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

WHEREAS, a total of $157,618,500 of the gross proceeds of the Offering and sale of the Private Placement Units was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Charter if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit B and the Property in the Trust Account shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified if the Trustee has received a certificate (the “Certificate”) from the inspector of elections of the stockholder meeting certifying that the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), who hold sixty-five percent (65%) or more of all then outstanding shares of the Common Stock and Class B common stock, par value $0.0001 per share, of the Company voting together as a single class, have voted in favor of such change, amendment or modification (the “Consent of the Stockholders”);

WHEREAS, at a special meeting of stockholders held on or prior to the date hereof (the “Special Meeting”), the Company obtained the Consent of the Stockholders to approve this Amendment and has subsequently caused the Certificate to be delivered to the Trustee;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment to the Charter in accordance with the terms of the Charter; and

WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Amendments to the Trust Agreement.

(a)     Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in

Annex B-1

the Termination Letter and the other documents referred to therein, or (y) the Termination Date (as defined in the Charter) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;”

(b)    Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as set forth in Exhibit B to this Amendment.

2.      References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to August 12, 2021.

3.      Miscellaneous Provisions.

3.1.   Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.   Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.   Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.   Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.   Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.   Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:
Title:
Jupiter Acquisition Corporation
By:
Name:
Title:

Annex B-3

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf and Celeste Gonzalez

Re:      Trust Account — Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Jupiter Acquisition Corporation (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of August 12, 2021 (as amended, the “Trust Agreement”), this is to advise you that the Company did not effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s Charter. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected _________, 20__ as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s Charter. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,
Jupiter Acquisition Corporation
By:
Name:
Title:
cc: Nomura Securities International, Inc.

Annex B-4

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail JUPITER ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 17, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ Jupiter acquisitioncorp/2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. Proposal 1 — The Charter Amendment Proposal To amend the Company’s amended and restated certificate of incorporation, in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination (the “Extension”) from August 17, 2023 to December 17, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (such applicable date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”). FOR AGAINST ABSTAIN Proposal 2 — The Trust Amendment Proposal To amend the Investment Management Trust Agreement, dated as of August 12, 2021, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”). FOR AGAINST ABSTAIN Proposal 3 — The Director Election Proposal [ONLY HOLDERS OF CLASS B COMMON STOCK ENTITLED TO VOTE] To re-elect John D. White, Jr. to the Board to serve until the third annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified. Proposal 4 — The Auditor Ratification Proposal To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN Proposal 5 — The Adjournment Proposal To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Proposal. John D. White, Jr. FOR WITHHOLD CONTROL NUMBER Signature Signature, if held jointly Date, 2023. Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of the 2023 Annual Meeting of Stockholders to be held on April 18, 2023: This notice of special meeting, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://www.cstproxy.com/jupiteracquisitioncorp/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD JUPITER ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 24, 2023, in connection with the Special Meeting in Lieu of the 2023 Annual Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern Time on April 18, 2023 as a virtual meeting, and hereby appoints James N. Hauslein the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of Jupiter Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS ON WHICH THE UNDERSIGNED STOCKHOLDER IS ENTITLED TO VOTE AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed, on the other side)